American Gas Association
Financial Forum
Safe Harbor for
Forward-Looking Statements
This presentation and other Company reports and statements issued or made from time to time contain certain “forward-looking statements” concerning projected financial performance, expected plans or future operations. Southern Union Company cautions that actual results and developments may differ materially from such projections or expectations.
Investors should be aware of important factors that could cause actual results to differ materially from the forward-looking projections or expectations. These factors include, but are not limited to: cost of gas; gas sales volumes; gas throughput volumes and available sources of natural gas; discounting of transportation rates due to competition; customer growth; abnormal weather conditions in Southern Union’s service areas; impact of relations with labor unions of bargaining-unit employees; the receipt of timely and adequate rate relief and the impact of future rate cases or regulatory rulings; the outcome of pending and future litigation; the speed and degree to which competition is introduced to Southern Union’s natural gas distribution businesses; new legislation and government regulations and proceedings involving or impacting Southern Union; unanticipated environmental liabilities; ability to comply with or to challenge successfully existing or new environmental regulations; changes in business strategy and the success of new business ventures, including the risks that the business acquired and any other business or investment that Southern Union has acquired or may acquire may not be successfully integrated with the business of Southern Union; exposure to customer concentration with a significant portion of revenues realized from a relatively small number of customers and any credit risks associated with the financial position of those customers; factors affecting operations - such as maintenance or repairs, environmental incidents or gas pipeline system constraints; Southern Union’s or any of its subsidiaries debt security ratings; the economic climate and growth in the energy industry and service territories and competitive conditions of energy markets in general; inflationary trends; changes in gas or other energy market commodity prices and interest rates; current market conditions causing more customer contracts to be of shorter duration, which may increase revenue volatility; the possibility of war or terrorist attacks; the nature and impact of any extraordinary transactions, such as any acquisition or divestiture of a business unit or any asset.

Contact:
Southern Union Company
John F. Walsh, (570) 829-8662
jwalsh@southernunionco.com
Transaction Highlights
•	On November 17, 2004, CCE Holdings, LLC completed its acquisition of 100% of the equity interests of CrossCountry Energy, LLC from Enron Corp for $2.45 billion
•	CCE Holdings is 50% owned by SUG
•	The remaining 50% is owned by GE Commercial Finance Energy Financial Services and other investors
•	Concurrently sold partnership interests in Northern Border Partners to ONEOK for $175 million
•	Key transaction elements
•	SUG to operate under a management services agreement
•	Retention of key CrossCountry executives as part of new integrated pipeline management team
•	Contractual call provisions facilitate potential for increased SUG ownership
•	Investment grade rating throughout CrossCountry/CCE Holdings family with limited upstream dividend restrictions
CrossCountry Acquisition Structure
•	Southern Union
•	$343.0 MM common stock issuance
•	$100.0 MM equity units issuance
•	$147.5 MM equity forward
•	GE Commercial Finance Energy Financial Services
•	$590.5 MM cash equity contribution
Strategic Rationale
•	Transforming acquisition of franchise assets that establishes SUG’s leadership in the regulated natural gas industry
•	Complementary North American energy infrastructure with access to key end-user markets and important sources of natural gas supply
•	Southern California, Florida and Southwestern United States are among the fastest growing natural gas consumption markets
•	Well-positioned to provide transportation services for growing San Juan and Rocky Mountain production
•	Enhanced access to anticipated LNG imports along Gulf Coast and from the Bahamas
•	High-quality asset base and experienced management team
•	Integration synergies of $25 million expected with existing operations, 70% occurring in 2005 and the remainder in 2006
•	Stable cash flow and earnings profile with meaningful organic growth opportunities
CrossCountry Energy
Opportunities for Growth
Transwestern
San Juan Expansion Project
•	375 MMcf/d increase in San Juan lateral capacity, increasing total lateral capacity to 1,235 MMcf/d
•	72 miles of 36” looping; incremental horsepower at existing compressor sites
•	Total capital expenditures of approximately $150 million
•	310 MMcf/d of capacity has been committed under
10-year contracts
•	Additional 16 MMcf/d contracted for one-year
•	Negotiations underway for remaining 24-34 MMcf/d Nov-Mar & 49 MMcf/d Apr-Oct capacity
•	In service date of May 2005
Transwestern Pipeline
Phoenix Lateral
•	500+ MMcf/d capacity
•	258 miles of 36” and 24 ”pipeline into Phoenix area market
•	Open season conducted - in negotiations with potential customers
•	Projected in-service mid-2007
Florida Gas Transmission
Expansion Opportunities
•	Completed Phase VII open season
•	Increase capacity by 100 to 160 MMcf/d
•	Projected cost of $60 to $100 million
•	In service 2Q or 3Q 2007
•	Reviewing proposed Bahamas LNG projects
Panhandle Energy
North Texas Expansion
•	Up to 41 miles of 30” pipeline
•	Compression additions/modifications at Kountze and/or Longville
•	Up to 400,000/d of new capacity
•	Access to ETX and NTX supply (short-term) and SETX LNG (long-term)
•	Open season in process
Trunkline LNG Company
•	One of North America’s largest operating facilities
•	Received 47% of total U.S. LNG imports in 2003(1)
•	Fully contracted with high credit quality counterparty—
BG Group—until 2023
•	630 MMcf/d baseload sendout
•	6.3 Bcf storage
•	Ability to handle high calorific cargoes
LNG Expansion Projects
•	Overview
•	Total project costs of approximately $250 million excluding capitalized interest
•	All expansion capacity and sendout fully contracted to BG through 2023
•	Projects to generate approximately $80 million in annual revenues with a significant portion falling to EBITDA
•	Projects will begin contributing to earnings in CY 2005 and will have full-year earnings impact in CY 2007
•	Progress
•	Phase I
•	Construction underway
•	Double sendout capacity to 1.2 Bcf/d
•	Increase storage capacity to 9.0 Bcf
•	In service by December 2005
•	Phase II
•	FERC approved September 2004
•	Increase sendout capacity to 1.8 Bcf/d, with peak of 2.1 Bcf/d
•	Completion by mid-calendar 2006
•	Trunkline Loop
•	FERC approved September 2004
•	Increase takeaway capacity to accommodate expansions
•	Completion by July 2005
Natural Gas Distribution Assets Overview
•	Limited commodity price risk
•	History of constructive rate-making, sharing and recovery mechanisms
•	Weather normalization in Rhode Island
•	Highlights:
•	Serve nearly one million end-user customers
•	Retail sales: 112 Bcf
•	Transportation volumes: 61 Bcf
Geographic Diversification
Unified by Strong Operations
•	Missouri Gas Energy
•	Headquartered in Kansas City, MO
•	Serves approximately 500,000 customers
•	Serves 34 counties throughout MO
•	Regulated by the Missouri Public Service Commission
•	MGE received a $22.5 million rate increase effective October 2004
•  PG Energy
•	Headquartered in Wilkes-Barre, PA
•	Serves approximately 160,000 customers
•	Serves 13 counties in northeastern and central PA
•	Regulated by the Pennsylvania Public Utility Commission
•  New England Gas Company
•	Headquartered in Providence, RI
•	Serves approximately 300,000 customers
•	Serves the state of Rhode Island and southeastern Massachusetts
•	Regulated by the RI Public Utilities Commission and the Massachusetts Department of Telecommunications & Energy
Financial Highlights
Strong Earnings
Growth Profile
•	Diluted Earnings Per Share
•	Fiscal 2003 - $.70
•	Fiscal 2004 - $1.30
•	Calendar 2004 - $.94; $1.14 excluding certain non-recurring and non-cash charges
•	Calendar 2005 Guidance - $1.45 to $1.55
•	Calendar 2006 Guidance - 10% to 15% growth over Calendar 2005
•	Key 2005 Estimate Assumptions
•	CCEH contributions for full year
•	$17.5 million of synergies
•	Full year of MGE rate case
•	2006 Growth Drivers
•	LNG Expansions
•	Remainder of Synergies
•	San Juan expansion
Reducing Leverage -
Consolidated Capitalization
Why Invest in SUG?
•	One of the largest pure-play regulated natural gas companies in the United States
•	18,000 miles of interstate pipelines serving customers from coast to coast/transportation of over 10% of total US consumption
•	Three distribution divisions serving 1 million customers
•	Owns and operates the only LNG receipt terminal on the U.S. Gulf Coast
•	Proven acquisition track record
•	Successful integration of five acquisitions since 1999
•	Focus on regulated energy infrastructure assets
•	Attractive business profile and earnings and cash flow growth visibility
•	High quality, stable and predictable cash flows
•	Low business risk with nearly 100% of businesses regulated
•	Outstanding low risk growth opportunities
Questions & Answers